                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.





                                             /s/ Matthew Bucksbaum
                                             ---------------------
                                                 Matthew Bucksbaum


Dated:  May 15, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             /s/ Robert Michaels
                                             -------------------
                                                 Robert Michaels


Dated:  May 15, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                                     /s/ Bernard Freibaum
                                                     --------------------
                                                         Bernard Freibaum


Dated:  May 15, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             /s/ John Bucksbaum
                                             ------------------
                                                 John Bucksbaum


Dated:  May 15, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             /s/ Morris Mark
                                             ---------------
                                                 Morris Mark


Dated:  May 15, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), her true and lawful attorneys-in-fact and agents for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             /s/ Beth Stewart
                                             ----------------
                                                 Beth Stewart


Dated:  May 15, 1997

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.




                                             /s/ A. Lorne Weil
                                             -----------------
                                                 A. Lorne Weil


Dated:  May 15, 1997

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of General Growth Properties, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Matthew Bucksbaum, Bernard Freibaum and Marshall E. Eisenberg and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Company's common stock to be issued upon exercise of options to be granted by the Company pursuant to the Company's 1993 Stock Incentive Plan, as amended, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Anthony Downs
                                        -------------------
                                        Anthony Downs

Dated: May 15, 1997